SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 FORM 8-K

                                CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 14, 2002
                                 Date of Report

                      (Date of Earliest Event Reported)

                              SchoolWeb Systems Inc.
            (Exact name of Registrant as Specified in its Charter)

               #280-815 West Hastings Street, Vancouver, BC, V6C 1B4
                       (Address of Principal Executive Offices)

                                     604-608-2700
                            (Registrant's Telephone Number)

                               North Pacific Capital Corp.
                                 (same address as above)
                            (Former name and former address)

              Nevada                     000-31909                88-0473897
    (State or other jurisdiction   (Commission File Number)      (IRS Employer
           of incorporation)                                Identification No.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2.  ACQUISITIONS OR DISPOSITIONS

     (a) The Registrant has changed its name, effective May 14, 2002, to "Alternet Systems Inc." from SchoolWeb Systems Inc.
          The name change was approved by a majority of shareholders at the Registrant's meeting of shareholders held on April 26, 2002 and the name change documents were filed shortly thereafter with the Secretary of State of Nevada, the state of incorporation of the Registrant.

     The Registrant intends to effect the name change with the Securities Exchange Commission as soon as possible and expects that its future filings under the Securities Exchange Act of 1934 will be found by searching "Alternet Systems Inc.".

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5.  OTHER EVENTS

     Not applicable.

ITEM 6.  RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7.  FINANCIAL STATEMENTS

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Alternet Systems Inc.
                                       (formerly SchoolWeb Systems Inc.)



                                        By:    /s/ Griffin Jones
                                        Griffin Jones, Director and Secretary

Dated:  May 23, 2002